Scudder
Large Company
Value Fund

Semiannual Report
March 31, 1998

Pure No-Load(TM) Funds

A fund which seeks to maximize long-term capital appreciation through a value-driven investment program.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                   (logo)

                        Scudder Large Company Value Fund


--------------------------------------------------------------------------------
Date of Inception:  4/5/67   Total Net Assets as of       Ticker Symbol:  SCDUX
                             3/31/98: $2.45 billion
--------------------------------------------------------------------------------

o Scudder Large Company Value Fund benefited from a continued rise in large-capitalization stock prices, with the Fund returning 11.58% for the six-month period ended March 31, 1998.


o The Fund's exposure to financial stocks continued to boost overall returns during the period, whereas disappointing results from some cyclical and energy-related holdings tempered performance.


o Given the dramatic rise in the prices of financial stocks over the last three years, the Fund's holdings in this area have been de-emphasized in favor of communications companies and utilities.




                                Table of Contents

   4  Letter from the Fund's President     18  Financial Highlights
   4  Performance Update                   19  Notes to Financial Statements
   5  Portfolio Summary                    22  Shareholder Meeting Results
   6  Portfolio Management Discussion      24  Officers and Trustees
   9  Glossary of Investment Terms         25  Investment Products and Services
  10  Investment Portfolio                 26  Scudder Solutions
  15  Financial Statements


                      2 - Scudder Large Company Value Fund

                        Letter from the Fund's President

Dear Shareholders,

     As we began Scudder Large Company Value Fund's six-month fiscal period last fall, the environment was clouded by the Asian financial crisis and a market correction in October. Concerns eased by the beginning of 1998, as the anticipated flood of cheap imports from Asia and sharply lower corporate earnings for U.S. corporations failed to appear. Meanwhile, the U.S. economy remains healthy and things are looking up in many foreign markets, especially Europe.

     While valuations of U.S. stocks are relatively high from our standpoint, we think that many opportunities remain for long-term investors. On the following pages, portfolio managers Kathleen Millard and Lois Roman discuss some of the opportunities they see in managing Scudder Large Company Value Fund, as well as the investment environment over the six-month fiscal period.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Large Company Value Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Large Company Value Fund


                      3 - Scudder Large Company Value Fund

PERFORMANCE UPDATE as of March 31, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/98         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Large Company Value Fund
---------------------------------------------
1 Year          $ 14,257     42.57%    42.57%
5 year          $ 23,751    137.51%    18.89%
10 Year         $ 48,717    387.17%    17.16%
---------------------------------------------
S&P 500 Index
---------------------------------------------
1 Year          $ 14,802     48.02%    48.02%
5 Year          $ 27,470    174.70%    22.38%
10 Year         $ 56,677    466.77%    18.93%
---------------------------------------------

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER LARGE COMPANY VALUE FUND
Year            Amount
----------------------
88             $10,000
89             $13,369
90             $14,020
91             $15,303
92             $17,869
93             $20,512
94             $21,452
95             $21,890
96             $29,308
97             $34,170
98             $48,717

S&P 500 INDEX
Year            Amount
----------------------
88             $10,000
89             $11,813
90             $14,090
91             $16,119
92             $17,902
93             $20,632
94             $20,935
95             $24,192
96             $31,956
97             $38,290
98             $56,677

Yearly periods ended March 31

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1989     1990      1991      1992      1993      1994      1995      1996      1997      1998
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 18.75  $ 18.14   $ 17.74   $ 19.43   $ 20.88   $ 19.42   $ 19.06   $ 21.74   $ 22.68   $ 29.98
INCOME DIVIDENDS..   $   .07  $   .16   $   .37   $   .22   $   .10   $    --   $    --   $   .08   $   .16   $   .24
CAPITAL GAINS
DISTRIBUTIONS.....   $   .79  $  1.45   $  1.35   $   .98   $  1.25   $  2.62   $   .73   $  3.50   $  2.48   $  1.86
FUND TOTAL
RETURN (%)........     33.69     4.87      9.15     16.76     14.79      4.58      2.04     33.88     16.59     42.57
INDEX TOTAL
RETURN (%)........     18.12    19.23     14.37     11.03     15.22      1.48     15.57     32.10     19.83     48.02

On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                      4 - Scudder Large Company Value Fund

PORTFOLIO SUMMARY as of March 31, 1998

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Equity Securities                  98%
Cash Equivalents                    2%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Management pursues a fully
invested approach to selecting
large-cap stocks with value
characteristics.

--------------------------------------------------------------------------
Sectors
(Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------

Financial                          26%
Energy                             10%
Consumer Staples                   10%
Communications                      8%
Utilities                           8%
Manufacturing                       7%
Health                              6%
Durables                            6%
Technology                          6%
Other                              13%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's stock-by-stock
selection approach is the primary
determinant of the portfolio's
sector weights.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(24% of Portfolio)
--------------------------------------------------------------------------

1.   CHASE MANHATTAN CORP.
     Commercial banking
2.   TRAVELERS GROUPS, INC.
     Provider of diversified financial services
3.   BELL ATLANTIC CORP.
     Telecommunication services
4.   AT&T
     Telecommunication services and business systems
5.   BANKAMERICA CORP.
     Commercial banking in California
6.   INTERNATIONAL BUSINESS MACHINES CORP.
     Principal manufacturer and servicer of business and computing machines
7.   EXXON CORP.
     International oil & gas company
8.   UNILEVER NV
     Producer of packaged consumer goods
9.   TEXTRON, INC.
     Manufacturer of products for aerospace and commercial use
10.  BANKBOSTON CORP.
     Commercial banking

Many of the Fund's top holdings
benefited from the continuing
consolidation in the financial
industry.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - Scudder Large Company Value Fund

                         Portfolio Management Discussion

For this six-month report, we asked Kathleen T. Millard and Lois Friedman Roman, portfolio managers of Scudder Large Company Value Fund, to discuss the market environment and their current investment strategy for the Fund.

Q: How did the Fund perform during the six months ended March 31, 1998?

A: The Fund provided an 11.58% return for the six-month period -- an attractive return for a half year's performance. However, the Fund failed to keep pace with its unmanaged benchmarks. For the period, the Russell 1000 Value Index gained 16.65% and the S&P 500 Index returned 17.23%. The Fund's relative underperformance is due in part to the poor performance of cyclical and energy-related stocks, and an underweighting of high p/e growth stocks, which outperformed during this period.

We've held a roughly 10% weighting in the energy sector as a counterbalance to the Fund's large interest rate sensitive holdings. The dramatic decline in the price of oil -- nearly 50% since the 1996-97 winter -- combined with an unseasonably warm winter, resulted in disappointing returns for many of the Fund's energy-related holdings. We continue to believe the energy sector will add value over time, particularly in tempering overall portfolio risk. The Fund's underperformance can also be attributed to an underweighting in utilities in the fourth quarter of 1997 relative to the Russell 1000 Value Index, and a significant underweighting in "growth" stocks such as pharmaceuticals, which were among the strongest performers in the fourth quarter.

We would like to outperform our benchmarks during every reporting period, as we did during the Fund's 1997 fiscal year, when we beat both indices. However, we are more interested in outperforming over the long term. The Fund has a good record in this area, as it has outperformed the majority of its peers for the three years ended March 31, 1998, with an annualized return of 30.56%, versus 27.03% for the 529 growth funds tracked by Lipper Analytical Services for the same period.

Q: What worked well during the period?

A: A large exposure to financial stocks -- 26% of assets at the end of March -- continued to provide strong returns for the Fund. Consolidation among regional banks has led to greater operating efficiencies and higher stock prices for holdings such as BankBoston, BankAmerica, and NationsBank. Rising markets and strong investor interest also benefited financial companies such as J.P. Morgan and Travelers Group.

Q: The Fund's exposure to communications and utilities companies increased during the period. What did you find attractive about these sectors?

A: First, we'd like to stress that additions to the Fund typically are made on a stock-by-stock basis. We use a quantitative model plus input from our staff of research analysts to select stocks based on relative valuation, fundamental research, and portfolio risk considerations. If a sector constitutes a greater weighting in the portfolio, it's usually because we identified several attractive stocks within that sector. However, sometimes we make decisions based on portfolio risk considerations that involve entire sectors.


                      6 - Scudder Large Company Value Fund

In the case of communications and utilities companies, we increased the portfolio's exposure in these areas because we believed the mix of interest rate sensitive stocks was leaning too heavily toward financials. Of the interest rate sensitive group, financial stocks are currently the most expensive and the most dependent on the favorable environment resulting from rising bond prices over the past three years. A flight to quality from Asian markets, combined with a noninflationary growth picture in the United States, fueled a dramatic rise in U.S. bond prices during the period. So great was the demand for dollar-denominated bonds that by January, the yield of the benchmark 30-year U.S. Treasury bond had declined to a three-decade low of 5.69%. By the end of March, we believed the likelihood of a bond market correction was greater than the prospects for further declines in interest rates. Also, given their prolonged rise, financial stocks have become more vulnerable from a valuation standpoint. By emphasizing more defensive issues such as utilities in the interest rate sensitive segment, we believe the Fund is better positioned to weather a possible correction in the financial sector.

Q: What were some of the recent purchases within the communications and utilities sectors?

A: In communications, we added to existing holdings such as Bell Atlantic, BellSouth, and AT&T. These stocks and others in the sector have been driven into "value" territory as a result of increased competition within the communications market. Industry deregulation has enabled competitive local exchange carriers, for example, to use wireless and fiber-optic technologies to compete with local phone companies.

In the utilities sector, we increased existing holdings in American Electric Power, Duke Energy, PG&E, and Pacific Enterprises, and also added two new stocks: CINergy Corp. and Wisconsin Energy. The regulation of electric utilities changed significantly a couple of years ago, allowing competing utilities to enter a market and use existing physical networks to deliver power to homes and businesses for the first time. Investors felt the competition would reduce profitability throughout the industry and sold stocks indiscriminately. Many companies had their debt downgraded during this time. As it turns out, competition has not been as quick -- nor as detrimental -- as investors thought. However, the threat of increased competition prompted major operators to attempt to consolidate their control over the generation, transmission, and distribution of electric power. Improving management strategies and further consolidation in the utility industry should lead to higher stock prices in the future.

Q: What other changes were made to the portfolio during the period?

A: The Fund's investment in HMOs increased with the purchase of United Healthcare Corp. The company owns comprehensive managed care services such as HMOs, and provides unbundled health care management and cost-containment services. United Healthcare has become more visibly shareholder friendly, with restructuring, cost-cutting, and share repurchase efforts underway. After languishing in 1997, its stock gained more than 40% in the first quarter of 1998.


                      7 - Scudder Large Company Value Fund

Q: What is your outlook?

A: We believe the next big move for value investors is into cyclical stocks. The question is when. The Asian financial crisis has increased the vulnerability of companies reporting earnings that fail to meet expectations. And while it is tempting to invest in stocks that have been tarred with the Asian brush, at the time of this writing we are still avoiding industries where incremental supply and demand is determined in Asia. Meanwhile, the overall U.S. market keeps setting records. In the coming months we intend to stick with our disciplined investment strategy as a way to unearth stocks of large companies that have temporarily stumbled but seem to offer the potential for attractive long-term gains.




                      8 - Scudder Large Company Value Fund

                          Glossary of Investment Terms


 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 CYCLICAL STOCKS                  Stocks of companies whose earnings fluctuate
                                  with the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

 GROWTH STOCK                     Stock of a company that has displayed greater
                                  than average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings
                                  (higher p/e) and exhibit greater price
                                  volatility.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to the benchmark index
                                  (i.e., the Russell 1000 Value Index), or an investment universe.

 PRICE/EARNINGS RATIO (P/E)       A widely used gauge of a stock's valuation
 (also "earnings multiple")       that indicates what investors are paying for
                                  a company's earnings on a per-share basis.
                                  Typically based on a company's projected earnings for the next 12 months, a higher
                                  "earnings multiple" indicates a
                                  higher-than-expected growth rate and the potential for greater price fluctuations.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.




(Sources: Scudder Kemper Investments Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder Large Company Value Fund

              Investment Portfolio as of March 31, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/98 at 5.85%,
  to be repurchased at $45,627,413 on 4/1/98, collateralized by a $44,593,000                                    -------------
  U.S. Treasury Bill, 6%, 10/15/99 (Cost $45,620,000) ..................................      45,620,000            45,620,000
                                                                                                                 -------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.1%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 3.5%
Department & Chain Stores 2.7%
Costco Companies, Inc. .................................................................         601,200            32,089,050
Dayton Hudson Corp. ....................................................................         385,500            33,924,000
                                                                                                                 -------------
                                                                                                                    66,013,050
                                                                                                                 -------------
Hotels & Casinos 0.8%
Circus Circus Enterprises Inc. .........................................................         994,900            20,892,900
                                                                                                                 -------------
Consumer Staples 9.5%
Alcohol & Tobacco 2.7%
Philip Morris Companies, Inc. ..........................................................       1,157,400            48,249,113
Universal Corp. ........................................................................         418,800            18,453,375
                                                                                                                 -------------
                                                                                                                    66,702,488
                                                                                                                 -------------
Consumer Electronic & Photographic Products 1.8%
Whirlpool Corp. ........................................................................         658,800            45,168,975
                                                                                                                 -------------
Food & Beverage 3.5%
H.J. Heinz Co. .........................................................................         593,300            34,633,888
Unilever NV (New York shares) ..........................................................         745,100            51,132,488
                                                                                                                 -------------
                                                                                                                    85,766,376
                                                                                                                 -------------
Textiles 1.5%
VF Corporation .........................................................................         705,000            37,056,563
                                                                                                                 -------------
Health 6.3%
Health Industry Services 1.9%
Humana Inc. ............................................................................       1,195,600            29,665,825
United Healthcare Corp. ................................................................         275,400            17,832,150
                                                                                                                 -------------
                                                                                                                    47,497,975
                                                                                                                 -------------
Hospital Management 1.9%
Tenet Healthcare Corp. .................................................................       1,311,000            47,605,688
                                                                                                                 -------------
Medical Supply & Specialty 0.4%
St. Jude Medical, Inc. .................................................................         312,000            10,432,500
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 2.1%
American Home Products Corp. ...........................................................         368,300            35,126,612
Bristol-Myers Squibb Co. ...............................................................         150,900            15,740,756
                                                                                                                 -------------
                                                                                                                    50,867,368
                                                                                                                 -------------
Communications 8.2%
Telephone/Communications
AT&T. ..................................................................................         941,700            61,799,062
Bell Atlantic Corp. ....................................................................         623,000            63,857,500
BellSouth Corp. ........................................................................         609,500            41,179,344
GTE Corp. ..............................................................................         597,100            35,751,363
                                                                                                                 -------------
                                                                                                                   202,587,269
                                                                                                                 -------------
Financial 25.3%
Banks 13.7%
Banc One Corp. .........................................................................         434,390            27,475,167
BankAmerica Corp. ......................................................................         729,700            60,291,462
BankBoston Corp. .......................................................................         443,500            48,895,875
Chase Manhattan Corp. ..................................................................         545,000            73,506,875
First Chicago NBD Corp. ................................................................         220,200            19,405,125
First Union Corp. ......................................................................         358,000            20,316,500
J.P. Morgan & Co., Inc. ................................................................         187,400            25,170,163
KeyCorp ................................................................................         913,800            34,553,063
NationsBank Corp. ......................................................................         385,900            28,146,581
                                                                                                                 -------------
                                                                                                                   337,760,811
                                                                                                                 -------------
Insurance 6.1%
Allstate Corp. .........................................................................         518,600            47,678,787
Chubb Corp. ............................................................................         235,000            18,418,125
Cigna Corp. ............................................................................         125,500            25,727,500
EXEL Ltd. (ADR) ........................................................................         346,100            26,822,750
General Re Corp. .......................................................................         142,700            31,483,188
                                                                                                                 -------------
                                                                                                                   150,130,350
                                                                                                                 -------------
Other Financial Companies 5.5%
American Express Corp. .................................................................         487,000            44,712,687
Federal National Mortgage Association ..................................................         396,700            25,091,275
Travelers Group, Inc. ..................................................................       1,074,699            64,481,940
                                                                                                                 -------------
                                                                                                                   134,285,902
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Media 1.4%
Advertising 0.7%
WPP Group PLC (ADR) ....................................................................         276,100            16,013,800
                                                                                                                 -------------
Broadcasting & Entertainment 0.7%
Viacom Inc. "B" ........................................................................         329,700            17,721,375
                                                                                                                 -------------
Cable Television 0.0%
Tele-Communications Inc. "A"* ..........................................................          10,773               334,973
                                                                                                                 -------------
Service Industries 2.1%
Environmental Services 0.9%
Browning Ferris Industries .............................................................         691,500            22,560,187
                                                                                                                 -------------
Investment 1.2%
Merrill Lynch & Co., Inc. ..............................................................         348,800            28,950,400
                                                                                                                 -------------
Durables 6.4%
Aerospace 1.1%
United Technologies Corp. ..............................................................         286,900            26,484,456
                                                                                                                 -------------
Automobiles 3.4%
Eaton Corp. ............................................................................         437,100            41,606,456
Ford Motor Co. .........................................................................         491,600            31,861,825
General Motors Corp. ...................................................................         162,300            10,945,106
                                                                                                                 -------------
                                                                                                                    84,413,387
                                                                                                                 -------------
Leasing Companies 0.1%
Ryder System, Inc. .....................................................................          59,300             2,253,400
                                                                                                                 -------------
Tires 1.8%
Goodyear Tire & Rubber Co. .............................................................         581,500            44,048,625
                                                                                                                 -------------
Manufacturing 6.5%
Chemicals 1.9%
Dow Chemical Co. .......................................................................         344,100            33,463,725
E.I. du Pont de Nemours & Co. ..........................................................         185,000            12,580,000
                                                                                                                 -------------
                                                                                                                    46,043,725
                                                                                                                 -------------
Containers & Paper 0.8%
Sonoco Products Co. ....................................................................         497,800            19,943,113
                                                                                                                 -------------
Diversified Manufacturing 2.0%
Textron, Inc. ..........................................................................         661,000            50,897,000
                                                                                                                 -------------
Hand Tools 0.5%
Black & Decker Corp. ...................................................................         224,000            11,886,000
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Specialty Chemicals 1.3%
Witco Corp. ............................................................................         786,700            30,976,313
                                                                                                                 -------------
Technology 5.8%
Diverse Electronic Products 1.8%
Harris Corp. ...........................................................................         842,200            43,899,675
                                                                                                                 -------------
EDP Peripherals 0.7%
Seagate Technology, Inc. ...............................................................         713,900            18,025,975
                                                                                                                 -------------
Electronic Components/Distributors 0.4%
Arrow Electronics, Inc.* ...............................................................         399,900            10,822,294
                                                                                                                 -------------
Electronic Data Processing 2.4%
International Business Machines Corp. ..................................................         567,800            58,980,225
                                                                                                                 -------------
Military Electronics 0.5%
General Dynamics Corp. .................................................................         125,600            10,817,300
                                                                                                                 -------------
Energy 9.7%
Oil & Gas Production 2.4%
Coastal Corp. ..........................................................................         523,400            34,086,425
Royal Dutch Petroleum Co. ..............................................................         140,000             7,923,451
Royal Dutch Petroleum Co. (New York shares) ............................................         284,800            16,180,200
                                                                                                                 -------------
                                                                                                                    58,190,076
                                                                                                                 -------------
Oil Companies 7.3%
Atlantic Richfield Co. .................................................................         311,700            24,507,412
British Petroleum PLC (ADR) ............................................................         187,800            16,162,537
Chevron Corp. ..........................................................................         168,800            13,556,750
Exxon Corp. ............................................................................         799,400            54,059,425
Mobil Corp. ............................................................................         453,200            34,726,450
Texaco Inc. ............................................................................         639,800            38,547,950
                                                                                                                 -------------
                                                                                                                   181,560,524
                                                                                                                 -------------
Metals & Minerals 0.2%
Steel & Metals
Freeport McMoRan Copper & Gold, Inc. "A" ...............................................         248,600             4,645,712
                                                                                                                 -------------
Construction 3.2%
Building Materials 0.5%
Vulcan Materials Co. ...................................................................         117,800            12,899,100
                                                                                                                 -------------
Building Products 1.1%
Armstrong World Industries, Inc. .......................................................         314,700            27,241,219
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder Large Company Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Forest Products 1.6%
Weyerhaeuser Co. .......................................................................         660,400            37,312,600
                                                                                                                 -------------
Transportation 2.5%
Railroads 1.7%
CSX Corp. ..............................................................................         282,700            16,820,650
Canadian National Railway ..............................................................         380,700            24,486,332
                                                                                                                 -------------
                                                                                                                    41,306,982
                                                                                                                 -------------
Trucking 0.8%
CNF Transportation, Inc. ...............................................................         542,900            19,510,469
                                                                                                                 -------------
Utilities 7.5%
Electric Utilities 6.5%
American Electric Power Co. ............................................................         480,100            24,125,025
CINergy Corp. ..........................................................................         433,600            16,043,200
Duke Energy Corp. ......................................................................         684,500            40,770,531
FPL Group, Inc. ........................................................................         470,100            30,203,925
Pacific Gas & Electric Corp. ...........................................................       1,057,700            34,904,100
Wisconsin Energy Corp. .................................................................         470,300            14,432,331
                                                                                                                 -------------
                                                                                                                   160,479,112
                                                                                                                 -------------
Natural Gas Distribution 1.0%
Pacific Enterprises ....................................................................         586,600            23,940,613
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,566,862,754)                                                                        2,414,926,845
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,612,482,754) (a)                                                   2,460,546,845
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $1,612,535,169. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $848,011,676. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $853,061,561 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,049,885.

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder Large Company Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,612,482,754) .............     $2,460,546,845
                 Cash ................................................................                169
                 Dividends and interest receivable ...................................          3,236,183
                 Receivable on Fund shares sold ......................................          1,617,887
                 Receivable on foreign taxes recoverable .............................             12,397
                 Other assets ........................................................             28,164
                                                                                            ----------------
                 Total assets ........................................................      2,465,441,645
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          9,569,614
                 Payable for Fund shares redeemed ....................................          2,934,651
                 Accrued management fee ..............................................          1,310,043
                 Other payables and accrued expenses .................................            538,448
                                                                                            ----------------
                 Total liabilities ...................................................         14,352,756
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,451,088,889
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................         17,890,121
                 Unrealized appreciation on investments ..............................        848,064,091
                 Accumulated net realized gain .......................................         71,539,897
                 Paid-in capital .....................................................      1,513,594,780
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,451,088,889
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($2,451,088,889 / 81,766,060 outstanding shares of beneficial           ----------------
                    interest, $.01 par value, unlimited number of shares authorized) .             $29.98
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder Large Company Value Fund

                                        Statement of Operations
                              six months ended March 31, 1998 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $109,709) ...............      $  22,477,588
                 Interest ............................................................            966,685
                                                                                            -----------------
                                                                                               23,444,273
                 Expenses:
                 Management fee ......................................................          7,094,365
                 Services to shareholders ............................................          2,298,884
                 Trustees' fees and expenses .........................................             22,199
                 Custodian and accounting fees .......................................            139,783
                 Reports to shareholders .............................................            146,853
                 Auditing ............................................................             23,001
                 Legal ...............................................................             17,442
                 Registration fees ...................................................             98,784
                 Other ...............................................................             24,800
                                                                                            -----------------
                                                                                                9,866,111
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         13,578,162
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................        102,805,066
                                                                                            -----------------

                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................        135,662,837
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                          238,467,903
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $ 252,046,065
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder Large Company Value Fund

                       Statements of Changes in Net Assets

                                                                              Six Months
                                                                                 Ended              Year
                                                                               March 31,           Ended
                                                                                 1998          September 30,
Increase (Decrease) in Net Assets                                             (Unaudited)           1997
-------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...................................  $   13,578,162    $   28,697,289
                 Net realized gain from investment transactions ..........     102,805,066       134,428,197
                 Net unrealized appreciation on investment transactions
                    during the period ....................................     135,662,837       519,790,788
                                                                            ----------------  -----------------
                 Net increase in net assets resulting from operations ....     252,046,065       682,916,274
                                                                            ----------------  -----------------
                 Distributions to shareholders from:
                 Net investment income ...................................     (18,248,388)      (11,553,936)
                                                                            ----------------  -----------------
                 Net realized gains on investment transactions ...........    (141,425,012)     (179,180,946)
                                                                            ----------------  -----------------
                 Fund share transactions:
                 Proceeds from shares sold ...............................     215,441,851       255,862,093
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ........................     152,377,727       182,941,443
                 Cost of shares redeemed .................................    (221,836,492)     (369,711,587)
                                                                            ----------------  -----------------
                 Net increase in net assets from Fund share transactions .     145,983,086        69,091,949
                                                                            ----------------  -----------------
                 Increase in net assets ..................................     238,355,751       561,273,341
                 Net assets at beginning of period .......................   2,212,733,138     1,651,459,797
                 Net assets at end of period (including undistributed
                    net investment income of $17,890,121 and                ----------------  -----------------
                    $22,560,347, respectively) ...........................  $2,451,088,889    $2,212,733,138
                                                                            ----------------  -----------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...............      76,343,193        72,934,700
                                                                            ----------------  -----------------
                 Shares sold .............................................       7,585,016        10,356,988
                 Shares issued to shareholders in reinvestment of
                    distributions ........................................       5,700,626         8,148,839
                 Shares redeemed .........................................      (7,862,775)      (15,097,334)
                                                                            ----------------  -----------------
                 Net increase in Fund shares .............................       5,422,867         3,408,493
                                                                            ----------------  -----------------
                 Shares outstanding at end of period .....................      81,766,060        76,343,193
                                                                            ----------------  -----------------

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder Large Company Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                             March 31,
                              1998(a)                                   Years Ended September 30,
                            (Unaudited)  1997(a)+  1996     1995     1994    1993(c)   1992     1991     1990        1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning   -------------------------------------------------------------------------------------------------------
   of period ...............  $28.98     $22.64   $22.92   $19.54   $23.06   $19.12   $19.30   $14.77   $22.30      $16.10   $20.41
                             -------------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income
   (loss) ..................     .17        .38      .36      .13     (.02)     .06      .12      .20      .30(b)      .21      .09
Net realized and
   unrealized gain
   (loss) on investment
   transactions ............    2.93       8.60     2.94     3.98     (.88)    5.23      .90     6.05    (6.22)       6.61    (1.82)
Total from investment        -------------------------------------------------------------------------------------------------------
   operations ..............    3.10       8.98     3.30     4.11     (.90)    5.29     1.02     6.25    (5.92)       6.82    (1.73)
                             -------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ......    (.24)      (.16)    (.08)      --       --     (.10)    (.22)    (.37)    (.16)       (.07)    (.20)
Net realized gains on
   investment transactions .   (1.86)     (2.48)   (3.50)    (.73)   (2.62)   (1.25)    (.98)   (1.35)   (1.45)       (.55)   (2.38)
                             -------------------------------------------------------------------------------------------------------
Total distributions ........   (2.10)     (2.64)   (3.58)    (.73)   (2.62)   (1.35)   (1.20)   (1.72)   (1.61)       (.62)   (2.58)
                             -------------------------------------------------------------------------------------------------------
Net asset value, end of      -------------------------------------------------------------------------------------------------------
   period ..................  $29.98     $28.98   $22.64   $22.92   $19.54   $23.06   $19.12   $19.30   $14.77      $22.30   $16.10
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...........   11.58**    43.06    15.94    21.96    (4.72)   28.83     5.61    45.85   (28.20)      44.05    (5.61)
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............   2,451      2,213    1,651    1,492    1,338    1,387    1,054    1,058      712       1,013      491
Ratio of operating
   expenses to
   average daily net
   assets (%) ..............     .90*       .93      .92      .98      .97      .96      .98     1.04      .94         .88      .95
Ratio of net investment
   income (loss) to average
   daily net assets (%) ....    1.24*      1.51     1.62      .62     (.12)     .22      .57     1.24     1.56        1.22      .63
Portfolio turnover rate (%)    40.21*     43.02    150.7    153.6     75.8     92.2     92.4     93.2     87.9        55.7     48.5
Average commission rate
   paid (d) ................  $.0578     $.0562   $.0533   $   --   $   --   $   --   $   --   $   --   $   --      $   --   $   --

(a)   Based on monthly average shares outstanding during the period.
(b) Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
(c) Effective October 1, 1992, the Fund discontinued using equalization accounting.
(d) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after September 30, 1996.
+ On February 1, 1997, the Fund adopted its current name. Prior to that date, the Fund was known as the Scudder Capital Growth Fund.
*     Annualized
**    Not annualized


                      18 - Scudder Large Company Value Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Large Company Value Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to the deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment


                      19 - Scudder Large Company Value Fund
transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $443,730,664 and $445,020,102, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets, 0.60% of the next $500,000,000 of such net assets and 0.55% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended March 31, 1998, the fees pursuant to these agreements amounted to $7,094,365 which was equivalent to an annual effective rate of .65% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,257,264 charged to the Fund by SSC for the six months ended March 31, 1998, of which $212,682 is unpaid at March 31, 1998.


                      20 - Scudder Large Company Value Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by STC aggregated $884,854, of which $153,157 is unpaid at March 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $85,670, of which $14,745 is unpaid at March 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At March 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $3,734.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1998, Trustees' fees and expenses aggregated $22,199.


                      21 - Scudder Large Company Value Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Large Company Value Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                 Number of Votes:
                                                 ----------------

                    Trustee               For                      Withheld
                    -------               ---                      --------

       Paul Bancroft III               38,085,081                 1,786,033

       Sheryle J. Bolton               38,105,435                 1,765,679

       William T. Burgin               38,107,768                 1,763,345

       Thomas J. Devine                38,067,804                 1,803,309

       Keith R. Fox                    38,119,861                 1,751,253

       William H. Luers                38,075,827                 1,795,287

       Wilson Nolen                    38,066,239                 1,804,874

       Daniel Pierce                   38,083,758                 1,787,356

       Kathryn L. Quirk                38,038,271                 1,832,842

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For            Against           Abstain      Broker Non-Votes*
         ---            -------           -------      -----------------

      37,089,819       1,627,272         1,154,022             0

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For            Against           Abstain      Broker Non-Votes*
         ---            -------           -------      -----------------

      45,797,505       3,595,547         2,212,122           59,837


                     22 - Scudder Large Company Value Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against           Abstain      Broker Non-Votes*
         ---            -------           -------      -----------------

      46,189,325       3,144,356         2,331,331             0

5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------

                                                                                                             Broker
                  Fundamental Policies                    For            Against           Abstain         Non-Votes*
                  --------------------                    ---            -------           -------         ----------


             5.1  Diversification                     34,005,343        2,454,013         1,960,455        1,451,302

             5.2  Borrowing                           33,835,774        2,622,719         1,961,318        1,451,302

             5.3  Senior securities                   33,982,067        2,478,081         1,959,663        1,451,302

             5.4  Concentration                       33,968,745        2,492,434         1,958,632        1,451,302

             5.5  Underwriting of securities          34,002,167        2,454,125         1,963,520        1,451,302

             5.6  Investment in real estate           33,982,290        2,222,307         2,215,214        1,451,302

             5.7  Purchase of physical commodities    33,949,335        2,253,051         2,217,425        1,451,302

             5.8  Lending                             33,988,413        2,219,997         2,211,401        1,451,302

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       37,758,458                  721,353                   1,391,302

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     23 - Scudder Large Company Value Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner, Bessemer
Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary






                        *Scudder Kemper Investments, Inc.

                     24 - Scudder Large Company Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder Large Company Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder Large Company Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder Large Company Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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